EXHIBIT 32.2

CERTIFICATION

I, Gregory A. Wells, Chief Financial Officer of NTS Realty Capital, Inc., the managing general partner of NTS Realty Holdings Limited Partnership (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.                                       The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2012 (the “Report”), which accompanies this certificate, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
Name:	/s/ Gregory A. Wells
Gregory A. Wells
Title:	Chief Financial Officer of
NTS Realty Capital Inc., the Managing General
Partner of NTS Realty Holdings Limited Partnership
Dated:	May 9, 2012

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.